================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 1998

                                    THQ INC.

               (Exact name of registrant as specified in charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-18813

                                   13-3541686
                      (I.R.S. employer identification no.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                         (Address of principal executive
                          offices, including zip code)

                                 (818) 591-1310
                         (Registrant's telephone number,
                              including area code)


================================================================================

Item 5. Other Events

               On January 6, 1998, T-HQ, Inc., a New York corporation ("THQ New York"), was merged with and into its wholly owned subsidiary, THQ Inc., a Delaware corporation ("THQ Delaware"), for the purpose of changing the company's state of incorporation from New York to Delaware. The Agreement and Plan of Merger between the entities and the form of Certificate of Incorporation for THQ Delaware were filed with the Securities and Exchange Commission and distributed to the shareholders of THQ New York with THQ New York's Proxy Statement for its 1997 Annual Meeting of Shareholders.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    THQ INC.




                                    By: /s/ Brian J. Farrell
                                        -------------------------------------
                                        Brian J. Farrell, President and Chief
                                        Executive Officer

                                    Date:  January 6, 1998

                                       -3-